SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2004

Open Text Corporation

(Exact name of Registrant as specified in its charter)

Ontario	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 Columbia Street West, Waterloo, Ontario, Canada N2L5Z5

(Address of principal executive offices)

(519) 888-7111

Registrant’s telephone number, including area code

Item 12.    Results of Operations and Financial Condition

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

On January 8, 2004 Open Text Corporation issued a press release announcing its preliminary financial results for the second quarter ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

(c)    Exhibits

Exhibit No.	Description
99.1	Press Release issued by Open Text on January 8, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

January 8, 2004	By:	/s/ P. THOMAS JENKINS

P. Thomas Jenkins Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Open Text on January 8, 2004.